Exhibit 1.1

Execution Version

Underwriting Agreement

September 22, 2014

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

One Bryant Park

New York, NY 10036

As Representative of the several Underwriters

Ladies and Gentlemen:

Introductory. The GEO Group, Inc., a Florida corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A hereto (the “Underwriters”), for whom you (the “Representative”) are acting as representative, $250,000,000 principal amount of its 5.875% Senior Notes due 2024 (the “Notes”). The Notes will be fully and unconditionally guaranteed (collectively, the “Guarantees”), jointly and severally by each of the subsidiary guarantors named in Schedule B hereto (the “Guarantors”). The Notes and the Guarantees are collectively referred to herein as the “Securities.” The Securities will be issued pursuant to an indenture to be dated as of September 25, 2014 (the “Base Indenture”), among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”). Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a letter of representations, to be dated on or before the Closing Date (as defined in Section 3 hereof), among the Company, the Guarantors, the Trustee and the Depositary. Certain terms of the Securities will be established pursuant to a supplemental indenture dated as of the Closing Date (the “Supplemental Indenture”) to the Base Indenture (together with the Base Indenture, the “Indenture”). The use of the neuter in this Underwriting Agreement (the “Agreement”) shall include the feminine and masculine wherever appropriate.

1. Representations and Warranties. The Company and each Guarantor, jointly and severally, represent and warrant to, and agree with, each of the Underwriters as of the date hereof that:

(a) Filing of Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-198729), which contains a base prospectus (the “Base Prospectus”), to be used in connection with the public offering and sale of the Securities. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, at each time of effectiveness under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B or 430C under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is called the “Registration Statement.” Any preliminary prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b), together with the Base Prospectus, is hereafter called a “Preliminary Prospectus.” The term “Prospectus” shall mean the final prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the date and time that this Agreement is executed and delivered by the parties hereto, including the Base Prospectus. Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Exchange Act, and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.

(b) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the Securities Act. The Registration Statement has become effective upon filing with the Commission under the Securities Act. No stop order suspending the effectiveness of the Registration Statement is in effect, the Commission has not issued any order or notice preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus and no proceedings for such purpose or pursuant to Section 8A of the Securities Act have been instituted or are pending or, to the best knowledge of the Company and the Guarantors, are contemplated or threatened by the Commission. In addition, the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder (collectively, the “Trust Indenture Act”).

(c) Each of the Preliminary Prospectus and the Prospectus when filed complied in all material respects with the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at each time of effectiveness, at the date hereof and at the Closing Date, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date, at the time of any filing pursuant to Rule 424(b) and, at the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Preliminary Prospectus or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein, it being understood and agreed that the only such information furnished by the Representative consists of the information described as such in Section 8(b) hereof.

(d) The documents incorporated by reference in the Registration Statement, the Disclosure Package (as defined herein) and the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act and the

Trust Indenture Act. Any further documents so filed and incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act. All documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, as of their respective dates, when taken together with the other information in the Disclosure Package, at the Applicable Time and, when taken together with the other information in the Prospectus, at the Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) Well-Known Seasoned Issuer. (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the Securities Act, and (iv) at the Applicable Time (with such date and time being used as the determination date for purposes of this clause (iv)), the Company was and is a “well-known seasoned issuer” as defined in Rule 405 of the Securities Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the Closing Date; the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form; and the Company has not otherwise ceased to be eligible to use the automatic shelf registration form.

(f) Company Not Ineligible Issuer. (i) At the earliest time after the filing of the Registration Statement relating to the Securities that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act and (ii) as of the Applicable Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 of the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 of the Securities Act that it is not necessary that the Company be considered an “ineligible issuer.”

(g) The Disclosure Package. The term “Disclosure Package” shall mean (i) the Base Prospectus, including any Preliminary Prospectus Supplement, (ii) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”), if any, identified in Schedule C hereto, (iii) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package and (iv) the Final Term Sheet (as defined herein), which also shall be identified in Schedule C hereto. As of 3:15 pm (Eastern time) on the date of this Agreement (the “Applicable Time”), neither the Disclosure Package nor the Prospectus contains or represents an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Disclosure Package or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representative expressly for use in the Disclosure Package or the Prospectus or amendment or supplement thereto, as the case may be. The Registration Statements and the Prospectus will contain all the information specified in, and meeting the requirements of, the Securities Act. Neither the Company nor the Guarantors has distributed or will distribute, prior to the later of the Closing Date and the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus reviewed and consented to by the Underwriters.

(h) Issuer Free Writing Prospectuses. Each Free Writing Prospectus, when taken together with the Disclosure Package, at the time of first use did not, and at the Closing Date and at all subsequent times through the completion of the offering of Securities under this Agreement or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Disclosure Package or the Prospectus. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Disclosure Package or the Prospectus, the Company has promptly notified or will promptly notify the Representative and has promptly amended or supplemented or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict. Any Issuer Free Writing Prospectus not identified on Schedule C, when taken together with the Disclosure Package, did not, and at the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing three sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

(i) Distribution of Offering Material by the Company and the Guarantors. Neither the Company nor any Guarantor has distributed or will distribute, prior to the later of the Closing Date and the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus reviewed and consented to by the Representative.

(j) Incorporated Documents. The documents incorporated by reference in the Prospectus Supplement at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act.

(k) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

(l) Authorization of the Notes and the Guarantees. The Notes to be purchased by the Underwriters from the Company are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture by the Company and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture. The Guarantees of the Notes set forth in the Indenture have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture by the Guarantors and, when the Indenture has been duly executed by the parties thereto and the Notes and the Exchange Notes have been authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

(m) Authorization of the Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors and, at the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors and will constitute a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(n) Description of the Operative Documents. The Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Disclosure Package and the Prospectus under the caption “Description of the Notes”.

(o) Material Liabilities and Transactions. Since the date as of which information is given in the Prospectus and except as described therein, none of the Company or any Guarantor has (i) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, or liabilities and obligations that could not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ equity, properties or business of the Company or its subsidiaries taken as a whole (a “Material Adverse Effect”), (ii) other than as described in any documents filed with the Commission and incorporated by reference in the Prospectus Supplement, entered into any material transaction not in the ordinary course of business or (iii) declared or paid any dividend on its capital stock, other than the quarterly cash dividend of $0.57 per share that was declared on August 5, 2014 and paid on August 29, 2014 to shareholders of record as of August 18, 2014.

(p) No Material Adverse Change. Except as described in the Prospectus Supplement, (i) none of the Company or any of its subsidiaries has sustained, since June 30, 2014, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and (ii) since such date, there has not been any change in the capital stock or long-term debt of the Company on a consolidated basis or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management or business of the Company and its subsidiaries taken as a whole (a “Material Adverse Change”), except in the case of clauses (i) and (ii), for sales of the Company’s common stock pursuant to its at-the-market equity offering program, the issuance of financial letters of credit and performance letter of credit under the Australian letter of credit facility pursuant to the terms of the Second Amended and Restated Credit Agreement and any such loss, interference, change or development that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q) Independent Accountants of the Company. Grant Thornton LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries, whose report appears in the Registration Statement, the Disclosure Package and the Prospectus or is incorporated by reference therein and who have delivered the initial letter referred to in Section 5(a) hereof, are independent public accountants for the Company for the fiscal year ended December 31, 2013 as required by the Securities Act and the rules and regulations of the Public Company Accounting Oversight Board.

(r) Preparation of the Financial Statements. The historical financial statements (including the related notes and supporting schedules) of the Company included or incorporated by reference in the Registration Statement comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. The statistical and market-related data included under the caption “Business” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which is incorporated by reference in the Prospectus, and the other financial data of the Company and its subsidiaries included or incorporated by reference in the Prospectus are based on or derived from sources that the Company and the Guarantors believe to be reliable and accurate in all material respects. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(s) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries (as defined in Rule 405 under the Securities Act) has been duly organized, is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and is in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Company and its subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed on Schedule D hereto. None of the subsidiaries of the Company (other than Correctional Services Corporation, LLC, CPT Operating Partnership LP, GEO Community Services, LLC and WBP Leasing, LLC) is a “significant subsidiary” (as defined in Rule 405).

(t) Capitalization and Other Capital Stock Matters. The Company has an authorized capitalization as set forth in the Disclosure Package and the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, conform in all material respects to the description thereof contained in the Disclosure Packages and the Prospectus and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued, conform in all material respects to the description thereof contained or incorporated by reference in the Prospectus and were issued in compliance with federal and state securities laws. All of the issued shares of capital stock or other ownership interests of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and, except for liens in favor of the lenders under the Second Amended and Restated Credit Agreement dated as of August 27, 2014 among The GEO Group, Inc. and GEO Corrections Holdings, Inc., as borrowers, BNP Paribas, as administrative agent, and the lenders who are or may from time to time become, a party thereto (the “Credit Agreement”), are owned directly or indirectly by the Company (other than shares owned by third parties with respect to non-wholly-owned subsidiaries), free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(u) Corporate Power. Each of the Company and the Guarantors has all requisite corporate or other entity power and authority to enter into this Agreement and the Indenture, to issue and sell the Securities and to enter into each of the transactions contemplated hereby and thereby.

(v) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. None of the Company or any of its subsidiaries (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company’s and each Guarantor’s execution, delivery and performance of this Agreement and the Indenture and the issuance and delivery of the Securities, and consummation of the transactions contemplated hereby and thereby and by the Prospectus Supplement have been duly authorized by all necessary corporate action and (i) will not result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company or any of its subsidiaries, (ii) will not conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, and (iii) will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except in the case of clauses (ii) and (iii), for any such conflict, breach, violation, imposition of a lien, charge or encumbrance, or default that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect or affect the ability of the Company or any Guarantor to perform in all material respects its obligations under this Agreement or the Indenture. No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets is required for the execution, delivery and performance of this Agreement or the Indenture or the issuance and delivery of the Securities, or consummation of the transactions contemplated hereby and thereby and by the Prospectus, except for the filing of the Registration Statement by the Company and the Guarantors with the Commission pursuant to the Securities Act, such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

(w) No Material Actions or Proceedings. Except as described in the Disclosure Package and the Prospectus or in any document incorporated by reference therein, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that could, in the aggregate, reasonably be expected to have a Material Adverse Effect or could, in the aggregate, reasonably be expected to have a material adverse effect on the Company’s performance of this Agreement or the Indenture or the consummation of the transactions contemplated hereby and thereby; and to the Company’s and the Guarantors’ knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(x) Intellectual Property Rights. The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except where the failure to so own or possess such rights could not, in the aggregate, reasonably be expected to have a Material

Adverse Effect, and the Company and each of its subsidiaries have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

(y) All Necessary Permits, etc. The Company and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Prospectus, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect.

(z) Tax Law Compliance. The Company and each of its subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon, and except as described in the Prospectus, no tax deficiency has been, or could reasonably be expected by the Issuer to be, determined adversely to the Company or any of its subsidiaries nor do the Company or the Guarantors have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aa) Not an “Investment Company”. Neither the Company nor any subsidiary is, and, after giving effect to the offer and sale of the Securities and the application of the proceeds therefrom as described under “Use of Proceeds” in the Prospectus, none of them will be, an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.

(bb) No Price Stabilization or Manipulation. None of the Company or any of the Guarantors has taken or will take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(cc) Compliance with Sarbanes-Oxley. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(dd) Company’s Accounting System. (i) The Company and each of its subsidiaries make and keep accurate books and records, except for such inaccuracies which would not, individually or in the aggregate, have a Material Adverse Effect on the Company or on the Company’s consolidated financial statements; (ii) the Company and each of its subsidiaries as of December 31, 2013, maintained effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that, in all material respects, (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto; and (iii) since December 31, 2013, neither the Company nor any of its subsidiaries has made any change in its internal controls over financial reporting that has materially affected, or is reasonably likely to materially affect its internal control over financial reporting.

(ee) Disclosure Controls and Procedures. (i) The Company and each of its subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company and its subsidiaries in the reports they will file or submit under the Exchange Act is accumulated and communicated to management of the Company and its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made; (iii) as of December 31, 2013, such disclosure controls and procedures were effective in all material respects to perform the functions for which they were established and (iv) since December 31, 2013, neither the Company nor any of its subsidiaries has made any change in its disclosure controls and procedures that has materially affected, or is reasonably likely to materially affect its disclosure controls and procedures.

(ff) No Change in Internal Controls. Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by Grant Thornton LLP and the audit committee of the board of directors of the Company, (i) the Company has not been advised of (A) any material weaknesses in the design or operation of internal controls that could adversely affect the ability of the Company and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and (ii) since that date, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(gg) Compliance with Environmental Laws. Except as described in the Prospectus, (A) there are no proceedings that are pending, or known to be contemplated, against the Company or any of its subsidiaries under any laws, regulations, ordinances, rules, orders, judgments or decrees of any governmental authority, including without limitation any international, national, state, provincial, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed would not have a Material Adverse Effect, (B) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries and (C) none of the Company and its subsidiaries anticipates material capital expenditures relating to Environmental Laws.

(hh) ERISA Compliance. Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) (i) has been maintained in compliance in all material respects with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no material “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (d) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and, to the knowledge of the Company and of the Guarantors, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except where failure to meet the conditions described in clauses (i) through (iii) above would not have a Material Adverse Effect.

(ii) Compliance with Labor Laws; No Labor Disturbance. None of the Company or any of its subsidiaries is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, the violation of any of which could reasonably be expected to have a Material Adverse Effect. No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company and of the Guarantors, is imminent that could reasonably be expected to have a Material Adverse Effect.

(jj) Related Party Transactions. No material relationship, direct or indirect, exists between or among the Company or any Guarantor, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any Guarantor, on the other hand, which is required by the Securities Act to be disclosed in a registration statement on Form S-3 which is not so disclosed in the Prospectus or in any document incorporated by reference therein.

(kk) No Unlawful Contributions or Other Payments. None of the Company, any of its subsidiaries or, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any contribution, gift, entertainment or other unlawful expense relating to political activity to the extent the same is in material violation of any applicable law; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office to the extent the same is in material violation of any applicable law; (iii) is in material violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom; or (iv) made, offered, agreed, requested or taken an act in furtherance of any bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment or kickback to the extent the same is in material violation of any applicable law. The Company and its subsidiaries have instituted, and maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(ll) No Conflict with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company and of the Guarantors, threatened.

(mm) No Conflict with Sanctions Laws. None of the Company, any of its subsidiaries or, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to, or the target of, any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, or Her Majesty’s Treasury (collectively, “Sanctions”), nor is the Company, any of its subsidiaries or any of the Guarantors located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); and the Company will not directly, or to its knowledge, indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person of Sanctions.

(nn) No Registration Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(oo) Regulations T, U and X. None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System

(pp) Dividends and Distributions. Except as disclosed in the Prospectus or as permitted or required by the Credit Agreement, the Company’s 6  5⁄8% Senior Notes due 2021, the Company’s 5  7⁄8% Senior Notes due 2022 or the Company’s 5  1⁄8% Senior Notes due 2023, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company.

(qq) Solvency. Each of the Company and the Guarantors is, and immediately after the Closing Date will be, Solvent. As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) such person is able to pay its debts as they become due in the usual course of business, (ii) such person’s total assets are greater than the sum of such person’s total liabilities and (iii) such person is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such person is engaged.

(rr) Exchange Act Compliance. The Company is subject to and in compliance in all material respects with the requirements of Section 13 or 15(d) of the Exchange Act.

(ss) REIT Status. Commencing January 1, 2013, the Company has been organized and operating in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Code, and the Company’s actual and proposed method of operation as set forth in the Disclosure Package and the Prospectus does and will enable it to meet the requirements for qualification and taxation as a REIT under the Code. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation set forth in the Disclosure Package, the Registration Statement and the Prospectus are true, complete and correct in all material respects.

(tt) Any certificate signed by an officer of the Company or any Guarantor and delivered to the Underwriters or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company or such Guarantor to each Underwriter as to the matters set forth therein.

2. Purchase and Sale. The Company agrees to issue and sell to the several Underwriters the Notes upon the terms herein set forth and, on the basis of the representations, warranties and agreements and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective aggregate principal amount of Notes set forth opposite their names on Schedule A. The purchase price per Note to be paid by the several Underwriters to the Company shall be equal to 98.50% of the principal amount thereof.

3. Delivery and Payment; Representations and Warranties and Covenants of the Underwriters.

(a) Delivery of certificates for the Securities to be purchased by the Underwriters and payment therefor shall be made at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022 (or such other place as may be agreed to by the Company and the Representative) at 10:00 a.m. New York time, on September 25, 2014, or such other time and date as the Representative shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”). Delivery of the Securities shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representative shall otherwise instruct.

(b) Public Offering of the Notes. The Representative hereby advise the Company that the Underwriters intend to offer for sale to the public, as described in the Disclosure Package and the Prospectus, their respective portions of the Notes as soon after this Agreement has been executed and the Representative, in its sole judgment, has determined is advisable and practicable.

(c) Payment for the Notes. Payment for the Notes shall be made on the Closing Date by wire transfer of immediately available funds to the order of the Company.

It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Notes. The Representative may (but shall not be obligated to) make payment for any Notes to be purchased by any Underwriter whose funds shall not have been received by the Representative by the Closing Date for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(d) Delivery of the Notes. Delivery of the Notes shall be made through the facilities of DTC unless the Representative shall otherwise instruct. The certificates for the Notes shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Representative may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

(e) Delivery of Prospectus to the Underwriters. Not later than 10:00 a.m. on the second business day following the date the Notes are first released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Representative shall reasonably request.

4. Covenants. The Company and the Guarantors, jointly and severally, covenant and agree with each of the Underwriters as follows:

(a) Representative’s Review of Proposed Amendments and Supplements. During the period beginning at the Applicable Time and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the Disclosure Package or the Prospectus, the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and neither the Company nor the Guarantors shall file or use any such proposed amendment or supplement to which the Representative reasonably objects.

(b) Securities Act Compliance. After the date of this Agreement and during the Prospectus Delivery Period, the Company shall promptly advise the Representative in writing (i) when the Registration Statement, if not effective at the Applicable Time, shall have become effective, (ii) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (iii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus or the Prospectus, (iv) of the time and date that any post-effective amendment to the Registration Statement becomes effective, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order or notice preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus, or of any receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or of the threatening or initiation of any proceedings for any of such purposes (including any notice or order pursuant to Section 8A or Rule 401(g)(2) of the Securities Act). The Company shall use commercially reasonable efforts to prevent the issuance of any such stop order or notice of prevention or suspension of such use. If the Commission shall enter any such stop order or issue any such notice at any time, the Company will use commercially reasonable efforts to obtain the lifting or reversal of such order or notice at the earliest possible moment, or, subject to Section 4(a), will file an amendment to the Registration Statement or will file a new registration statement and use its best efforts to have such amendment or new registration statement declared effective as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430B, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use commercially reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

(c) Exchange Act Compliance. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission and the New York Stock Exchange pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

(d) Final Term Sheet. The Company will prepare a final term sheet in a form approved by the Representative, and will file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such rule (such term sheet, the “Final Term Sheet”).

(e) Permitted Free Writing Prospectuses. The Company represents that it has not made, and agrees that, unless it obtains the prior written consent of the Representative, it will not make, any offer relating to the Notes that constitutes or would constitute an Issuer Free Writing Prospectus or that otherwise constitutes or would constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) or a portion thereof required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule C hereto and any electronic road show. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping. The Company consents to the use by any Underwriter of a free writing prospectus that (a) is not an “issuer free writing prospectus” as defined in Rule 433, or (b) contains only (1) information describing the preliminary terms of the Securities or their offering, (2) information that describes the final terms of the Securities or their offering and that is included in the Final Term Sheet of the Company contemplated in Section 1(d) or (3) information permitted under Rule 134 under the Securities Act; provided that each Underwriter severally covenants with the Company not to take any action without the Company’s consent which consent shall be confirmed in writing that would result in the Company being required to file with the Commission under Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

(f) Amendments and Supplements to the Registration Statement, Disclosure Package and Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which it is, in the judgment of the Company, the Representative or counsel for the Underwriters, necessary to amend or supplement the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, as then amended or supplemented, to correct an untrue statement of material fact, or to include a statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading, or if in the judgment of the Company, Representative or counsel for the Underwriters it is otherwise necessary to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, or to file under the Exchange Act any document incorporated by reference in the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to (i) notify the Representative of any such event or condition and (ii) promptly prepare (subject to Section 4(a) and 4(e) hereof), file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented, will comply with all applicable law.

(g) Copies of Any Amendments and Supplements to the Prospectus. The Company agrees to furnish to the Representative, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) and the Disclosure Package as the Representative may request.

(h) Copies of the Registration Statements and the Prospectus. The Company will furnish to the Representative and counsel for the Underwriters signed copies of the Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and, during the Prospectus Delivery Period, as many copies of each Preliminary Prospectus, the Prospectus and any supplement thereto and the Disclosure Package as the Representative may reasonably request.

(i) Blue Sky Compliance. Each of the Company and the Guarantors shall cooperate with the Representative and counsel for the Underwriters to qualify or register the Notes for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws or other foreign laws of those jurisdictions designated by the Representative and consented to by the Company, and the Company and the Guarantors shall comply in all material respects with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Notes. Neither the Company nor any Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject. The Company and the Guarantors will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company and the Guarantors shall use their best efforts to obtain the withdrawal thereof at the earliest possible moment.

(j) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in each of the Disclosure Package and the Prospectus.

(k) Agreement Not to Offer to Sell Additional Securities. During the period of 90 days following the date of this Agreement, neither the Company nor any Guarantor will, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) (which consent may be withheld at the sole discretion of the Merrill Lynch), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or any Guarantor or any securities exchangeable for or convertible into the Securities or any such similar debt securities of the Company or any Guarantor (other than as contemplated by this Agreement).

(l) DTC. The Company shall use commercially reasonable efforts to obtain the approval of DTC to permit the Notes to be eligible for “book-entry” transfer and settlement through the facilities of DTC, and agrees to comply with all of its agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for “book-entry” transfer.

(m) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158 under the Securities Act) of the Registration Statement.

(n) Periodic Reporting Obligations. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under the Exchange Act.

(o) Filing Fees. The Company agrees to pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) of the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act.

(p) Compliance with Sarbanes-Oxley Act. During the Prospectus Delivery Period, the Company will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(q) Future Reports to the Representative. At any time when the Company is not subject to Section 13 or 15 of the Exchange Act and any Securities remain outstanding, the Company will furnish to the Representative (i) to the extent not available on the Commission’s EDGAR filing system, as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of operations, shareholders’ equity and cash flows for the year then ended and the report thereon of the Company’s independent public or certified public accountants; (ii) to the extent not available on the Commission’s EDGAR filing system, as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, FINRA or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Securities), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission’s rules and regulations under Section 13 or 15 of the Exchange Act.

(r) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities.

(s) Notice of Inability to Use Automatic Shelf Registration Statement Form. If at any time during the Prospectus Delivery Period, the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Representative, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Notes, in a form satisfactory to the Representative, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective and (iv) promptly notify the Representative of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Notes to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.

(t) REIT Status. Until such time as the board of directors of the Company deems it to be in the best interests of the Company and its stockholders not to remain qualified as a REIT, the Company will use its best efforts to meet the requirements for qualification and taxation as a REIT under the Code.

The Representative, on behalf of the Underwriters, may, in its sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

5. Payment of Expenses. Each of the Company and the Guarantors agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Underwriters, (iii) all fees and expenses of the Company’s and the Guarantors’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution (including any form of electronic distribution) of the Registration Statement, the Disclosure Package and the Prospectus, and all amendments and supplements thereto, and the mailing and delivering of copies thereof to the Underwriters and dealers, this Agreement, the Indenture, the DTC Agreement and the Securities, (v) all filing fees, reasonable attorneys’ fees and expenses incurred by the Company, the Guarantors or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Underwriters (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Preliminary Prospectus or the Prospectus), (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (vii) any fees payable in connection with the rating of the Securities with the ratings agencies, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Underwriters in connection with compliance with FINRA’s rules and regulations, not to exceed $10,000, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by DTC for “book-entry” transfer, and the performance by the Company and the Guarantors of their respective other obligations under this Agreement, (x) all expenses incident to the “road show” for the offering of the Securities, including the cost of any chartered airplane or other transportation, and (xi) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement. Except as provided in this Section 5, and in Section 7, Section 8 and Section 11 hereof, the Underwriters will pay all of their own expenses, including the fees and disbursements of their counsel.

6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties of the Company and each Guarantor herein are true and correct at and as of the date hereof and the Closing Date, the condition that the Company and each Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a) Accountants’ Comfort Letter. On the date hereof, the Underwriters shall have received from Grant Thornton LLP, independent public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representative, covering certain financial information included in or incorporated by reference in the Disclosure Package and other customary information.

(b) Compliance with Registration Requirements; No Stop Order. For the period from and after effectiveness of this Agreement and prior to the Closing Date and, with respect to the Securities:

(i) the Company shall have filed the Prospectus with the Commission (including the information required by Rules 430A, 430B and 430C under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act;

(ii) all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings under such Rule 433; and

(iii) no stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose or pursuant to Section 8A of the Securities Act shall have been instituted or threatened by the Commission; and the Company shall not have received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form.

(c) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i) in the reasonable judgment of the Representative there shall not have occurred any Material Adverse Change; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of its subsidiaries or any of their securities or indebtedness by any “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act, and no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, any such rating.

(d) Opinion of Counsel for the Company and the Guarantors. On the Closing Date, the Underwriters shall have received the favorable opinion of Akerman LLP, counsel for the Company and the Guarantors, dated as of such Closing Date, the form of which is attached as Exhibit A.

(e) Opinion of General Counsel to the Company and the Guarantors. On the Closing Date the Underwriters shall have received the favorable opinion of John J. Bulfin, Esq., General Counsel of the Company and the Guarantors, dated as of such Closing Date, the form of which is attached as Exhibit B.

(f) Opinion of Counsel for a Certain Guarantor. On the Closing Date, the Underwriters shall have received the favorable opinion of Hughes Gorski Seedorf Odsen & Tervooren, LLC, counsel for a certain Guarantor, dated as of such Closing Date, the form of which is attached as Exhibit C.

(g) Tax Opinion of Counsel for the Company and the Guarantors. On the Closing Date, the Underwriters shall have received the favorable opinion as to certain tax matters of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company and the Guarantors, dated as of such Closing Date, the form of which is attached as Exhibit D.

(h) Opinion of Counsel for the Underwriters. On the Closing Date, the Underwriters shall have received the favorable opinion of Shearman & Sterling LLP, counsel for the Underwriters, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Underwriters.

(i) Officers’ Certificate. On the Closing Date, the Representative shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and each Guarantor and the Chief Financial Officer or Chief Accounting Officer of the Company and each Guarantor, dated as of the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the Prospectus and any amendment or supplement thereto, any Issuer Free Writing Prospectus and any amendment or supplement thereto and this Agreement, to the effect set forth in subsections (b) and (c)(iii) of this Section 6, and further to the effect that:

(i) for the period from and after the date of this Agreement and prior to the Closing Date, there has not occurred any Material Adverse Change;

(ii) the representations and warranties of the Company and each respective Guarantor set forth in Section 1 of this Agreement are true and correct on and as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

(iii) the Company and each respective Guarantor has complied with all the agreements hereunder and satisfied all the conditions on its respective part to be performed or satisfied hereunder at or prior to the Closing Date.

(j) Bring-down Comfort Letter. On the Closing Date, the Underwriters shall have received from Grant Thornton LLP, independent public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 6, except that (i) it shall cover certain financial information included in or incorporated by reference to the Prospectus and any amendment or supplement thereto and (ii) the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date, as the case may be.

(k) Form of Securities and Indenture. The Securities and the Indenture shall be executed by the Company, or the Guarantors, as the case may be, in form and substance reasonably satisfactory to the Representative and the Trustee.

(l) Closing Documents. At the Closing Date, the Company and the Guarantors shall have furnished counsel for the Company, the Guarantors or the Underwriters, as the case may be, such documents as they reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties or fulfillment of any of the conditions herein contained.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the

Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 5, Section 7, Section 8, Section 9, Section 13 and Section 17 shall at all times be effective and shall survive such termination.

7. Reimbursement of Underwriters’ Expenses.

(a) If this Agreement is terminated by the Representative pursuant to Section 6 or Section 11, or if the sale to the Underwriters of the Notes on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representative and the other Underwriters, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representative and the Underwriters in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

8. Indemnification.

(a) Indemnification of the Underwriters. Each of the Company and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B or 430C under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clauses (i) or (ii) above, provided that the Company and the Guarantors shall not be liable under this clause (iii) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct; and to reimburse each Underwriter and each such affiliate, director, officer, employee or controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by the Representative) as such expenses are reasonably incurred by such Underwriter or such affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement in clauses (i) and (ii) shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company and the Guarantors, Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each Guarantor, each of their respective affiliates, directors and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, any Guarantor or any such affiliate director or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Issuer Free Writing Prospectus, any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein (in the case of the Registration Statement) or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus, any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein; and to reimburse the Company and the Guarantors, or any such director or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Company, any Guarantor, or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and the Guarantors hereby acknowledges that the only information that the Underwriters have furnished to the Company through the Representative expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the fourth, sixth, eleventh, twelfth and fifteenth paragraphs under the caption “Underwriting” in the Prospectus Supplement. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not materially prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (or by the Representative in the case of Sections 8(b) and 9 hereof), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act, by or on behalf of any indemnified party.

9. Contribution.

(a) If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Guarantors, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on such cover. The relative fault of the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company and the Guarantors, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company or a Guarantor, each officer of the Company or any Guarantor who signed the Registration Statement and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Guarantors.

10. Default of One or More of the Several Underwriters.

(a) If, on the Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the principal amount of Securities to be purchased set forth opposite their respective names on Schedule A bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representative with the consent of the non-defaulting Underwriters, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities and the principal amount of Securities with respect to which such default occurs exceeds 10% of the principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representative and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 5, Section 8, Section 9, Section 13 and Section 17 shall at all times be effective and shall survive such termination. In any such case either the Representative or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement, any Issuer Free Writing Prospectus, the Preliminary Prospectus or the Prospectus or any other documents or arrangements may be effected. As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11. Termination of this Agreement.

(a) Prior to the Closing Date this Agreement may be terminated by the Representative by notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the New York Stock Exchange, or trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market, Inc. shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by federal or New York or Florida authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities in the manner and on the terms described in the Disclosure Package or the Prospectus or to enforce contracts for the sale of securities, (iv) in the judgment of the Representative there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company or any Guarantor to any Underwriter, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Representative and the Underwriters pursuant to Sections 5, 7, 8 and 9 hereof , (b) any Underwriter to the Company or (c) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

12. No Advisory or Fiduciary Responsibility.

(a) The Company and each Guarantor acknowledge and agree that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and such Guarantor, on the one hand, and the several Underwriters, on the other hand, and the Company and such Guarantor are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Guarantors or any of their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or such Guarantor with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or such Guarantor on other matters) and no Underwriter has any obligation to the Company or such Guarantor with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the several Underwriters, or any of them, with respect to the subject matter hereof. The Company and each Guarantor hereby waive and release, to the fullest extent permitted by law, any claims that the Company or such Guarantor may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

13. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors, their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company, any Guarantor or any of their partners, the officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

14. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representative:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, NY 10036

Facsimile: (212) 901-7897

Attention: Legal Department

with a copy to:

Shearman & Sterling LLP

599 Lexington Avenue

New York, New York 10022

Facsimile: (646) 848-7658

Attention: Michael Benjamin

If to the Company or the Guarantors:

The GEO Group, Inc.

One Park Place

621 Northwest 53rd Street, Suite 700

Boca Raton, Florida 33487

Facsimile: (561) 999-7657

Attention: Brian Evans

with a copy to:

Akerman LLP

One Southeast Third Avenue, 25th Floor

Miami, Florida 33131

Facsimile: (305) 374-5095

Attention: Esther L. Moreno

                 William C. Arnhols

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

15. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of (i) the Company and the Guarantors, their respective directors, any person who controls the Company or any of the Guarantors within the meaning of the Securities Act and the Exchange Act and any officer of the Company or any Guarantor who signed the Registration Statement, (ii) the Underwriters, the directors, officers and employees of the Underwriters, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act and (iii) the respective successors and assigns of any of the above, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

16. Authority of the Representative. Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon the Underwriters.

17. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

18. Governing Law Provisions. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

(a) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Related Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile, email or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

THE GEO GROUP, INC.

By:	/s/ Shayn March
Name: Shayn March
Title: VP Finance & Treasurer

GEO RE HOLDINGS LLC

By:	/s/ Shayn March
Name: Shayn March
Title: Assistant Treasurer

CORRECTIONAL SERVICES CORPORATION, LLC

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Treasurer

CORRECTIONAL SYSTEMS LLC

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Treasurer

GEO COMMUNITY SERVICES, LLC

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Treasurer

CCG I LLC

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

Signature Page

CORNELL ABRAXAS GROUP, INC.

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Treasurer

CORNELL CORRECTIONS MANAGEMENT, LLC

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

CORNELL CORRECTIONS OF ALASKA, INC.

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Treasurer

CORNELL CORRECTIONS OF CALIFORNIA, INC.

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Treasurer

CORNELL INTERVENTIONS, INC.

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Treasurer

CORNELL CORRECTIONS OF TEXAS, INC.

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Treasurer

CORNELL CORRECTIONS OF RHODE ISLAND, INC.

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Treasurer

Signature Page

WBP LEASING LLC

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Treasurer

CPT LIMITED PARTNER, LLC

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

CPT OPERATING PARTNERSHIP LP

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

CORRECTIONAL PROPERTIES PRISON FINANCE LLC

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

GEO HOLDINGS I, INC.

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

GEO ACQUISITION II, INC.

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

Signature Page

GEO TRANSPORT, INC.

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Assistant Treasurer

BII HOLDING CORPORATION

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Assistant Treasurer

BII HOLDING I CORPORATION

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Assistant Treasurer

BEHAVIORAL HOLDING CORPORATION

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Assistant Treasurer

BEHAVIORAL ACQUISITION CORP.

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Assistant Treasurer

BI INCORPORATED

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Assistant Treasurer

CORNELL COMPANIES OF TEXAS OS, LLC

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

Signature Page

CORNELL COMPANIES OF CALIFORNIA OS, LLC

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

CORNELL ABRAXAS GROUP OS, LLC

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

GEO CORRECTIONS HOLDINGS, INC.

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Treasurer

GEO OPERATIONS, LLC

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Treasurer

MUNICIPAL CORRECTIONS FINANCE, LP

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Treasurer

GEO RE-ENTRY SERVICES, LLC

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

CORNELL INTERVENTIONS OS, LLC

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

Signature Page

GEO CORRECTIONS AND DETENTION, LLC

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

GEO MCF LP, LLC

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

MCF GP, LLC

By:	/s/ Shayn March
Name: Shayn March
Title: Treasurer

PROTOCOL CRIMINAL JUSTICE, INC.

By:	/s/ Shayn March
Name: Shayn March
Title: VP & Assistant Treasurer

Signature Page

The foregoing Agreement is hereby confirmed and accepted by the Representative as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Acting on behalf of itself
And as Representative of the several Underwriters named in the attached Schedule A.

By:	Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ Justin Neubauer

Signature Page

SCHEDULE A

Underwriters	Principal Amount of Securities To Be Purchased

Merrill Lynch, Pierce, Fenner & Smith Incorporated	$48,125,000
Barclays Capital Inc.	$48,125,000
SunTrust Robinson Humphrey, Inc.	$43,750,000
J.P. Morgan Securities LLC	$31,250,000
Wells Fargo Securities, LLC	$31,250,000
BNP Paribas Securities Corp.	$18,750,000
HSBC Securities (USA) Inc.	$18,750,000
TD Securities (USA) LLC	$10,000,000

Total	$250,000,000

SCHEDULE B

Guarantors

GEO RE Holdings LLC

Correctional Services Corporation, LLC

CPT Limited Partner, LLC

CPT Operating Partnership L.P.

Correctional Properties Prison Finance LLC

Public Properties Development and Leasing LLC

GEO Holdings I, Inc.

GEO Acquisition II, Inc.

GEO Transport, Inc.

GEO Community Services, LLC

Cornell Corrections Management, LLC

CCG I, LLC

Cornell Corrections of Alaska, Inc.

Cornell Corrections of California, Inc.

Cornell Corrections of Texas, Inc.

Cornell Corrections of Rhode Island, Inc.

Cornell Interventions, Inc.

Correctional Systems, LLC

Cornell Abraxas Group, Inc.

WBP Leasing, LLC

BII Holding Corporation

BII Holding I Corporation

Behavioral Holding Corp.

Behavioral Acquisition Corp.

B.I. Incorporated

MCF GP, LLC

GEO MCF LP, LLC

Municipal Corrections Finance, LP

GEO Operations, LLC

GEO Corrections Holdings, Inc.

GEO Corrections and Detention, LLC

GEO Re-Entry Services, LLC

Cornell Abraxas Group OS, LLC

Cornell Companies of California OS, LLC

Cornell Companies of Texas OS, LLC

Cornell Interventions OS, LLC

Protocol Criminal Justice, Inc.

SCHEDULE C

Issuer Free Writing Prospectuses

(a)	any electronic roadshow used in connection with the offer and sale of the Securities; and

(b)	the Final Term Sheet filed pursuant to Rule 433 as an issuer free writing prospectus by the Company on September 22, 2014.

SCHEDULE D

Subsidiaries of the Company

Australasian Correctional Investment Pty, Ltd. (AUS)

B.I. Incorporated (CO)

Behavioral Holding Corp. (DE)

Behavioral Acquisition Corp. (DE)

BII Holding Corporation (DE)

BII Holding I Corporation (DE)

B.I Puerto Rico, Inc. (PR)

Canadian Correctional Management, Inc. (CAN)

Correctional Properties Prison Finance LLC (DE)

Correctional Services Corporation, LLC (DE)

CPT Limited Partner, LLC (DE)

CPT Operating Partnership L.P. (DE)

CSC of Tacoma LLC (DE)

GEO Acquisition II, Inc. (DE)

GEO Amey PECS, Ltd. (UK)

GEO Australasia Pty, Ltd. (AUS)

GEO Corrections and Detention, LLC (FL)

GEO Corrections Holdings, Inc. (FL)

GEO Custodial Ltd. (Mauritius)

GEO Design Services, Inc. (FL)

GEO/FL/01, Inc. (FL)

GEO/FL/02, Inc. (FL)

GEO/FL/03, Inc. (FL)

GEO Holdings I, Inc. (DE)

GEO International Holdings, LLC (DE)

GEO MCF LP, LLC (DE)

GEO Operations, LLC (FL)

GEO RE Holdings LLC (DE)

GEO Re-entry Services, LLC (FL)

GEO Transport, Inc. (FL)

MCF GP, LLC (DE)

Miramichi Youth Center Management, Inc. (CAN)

Municipal Corrections Finance, L.P. (DE)

Pacific Rim Employment Pty, Ltd. (AUS)

GEO Australia Management Services Pty, Ltd. (f/k/a/ Pacific Rim Employment Pty, Ltd. (No. 2)) (AUS)

Protocol Criminal Justice, Inc. (FL)

Public Properties Development and Leasing LLC (DE)

South African Custodial Holdings Pty Ltd. (SA)

South African Custodial Management Pty, Ltd. (SA)

South African Custodial Services (Louis Trichardt) Pty, Ltd.

The GEO Group Australasia Pty, Ltd. (AUS)

The GEO Group Australia Pty, Ltd. (AUS)

The GEO Group Ltd. (UK)

The GEO Group New Zealand Ltd. (NZ)

The GEO Group UK Ltd. (UK)

Wackenhut Corrections Corporation N.V. (Curacao)

WCC Development, Inc. (FL)

WCC Financial, Inc. (DE)

Cornell Abraxas Group, Inc. (DE)

Cornell Abraxas Group OS, LLC (FL)

CCG I, LLC (DE)

GEO Community Services, LLC (f/k/a Cornell Companies, LLC) (DE)

Cornell Companies of California OS, LLC (DE)

Cornell Companies of Texas OS, LLC (DE)

Cornell Corrections Management, LLC (DE)

Cornell Corrections of Alaska, Inc. (AK)

Cornell Corrections of California, Inc. (CA)

Cornell Corrections of Rhode Island, Inc. (DE)

Cornell Corrections of Texas, Inc. (DE)

Cornell Interventions, Inc. (IL)

Cornell Interventions OS, LLC (DE)

Correctional Systems, LLC (DE)

Sentencing Concepts, Inc. (CA)

WBP Leasing, LLC (DE)

GEO Ravenhall Holdings Pty Ltd (AUS)

GEO Ravenhall Trust (AUS)

GEO Ravenhall Pty Ltd (AUS)

GEO Ravenhall Finance Holding Trust (AUS)

GEO Ravenhall Finance Holdings Pty Ltd (AUS)

GEO Ravenhall Finance Trust (AUS)

GEO Ravenhall Finance Pty Ltd (AUS)

Ravenhall Finance Co Pty Limited (AUS)

Exhibit A

Form of Opinion of Counsel for the Company and the Guarantors

1.	The Company and each of the Covered Guarantors has been duly organized and is validly existing under the laws of its jurisdiction of organization, and, based solely on our review of recent good standing certificates obtained from the Secretary of State of the State of Florida, with respect to the Company, and the Secretaries of State of the States of California, Colorado, Delaware, Florida and Illinois, with respect to the Covered Guarantors, is in good standing and qualified to do business in its state of organization;

2.	The Company has an authorized capitalization as set forth in the Disclosure Package and the Prospectus;

3.	Neither the Company nor any Guarantor is, or after giving effect to the offer and sale of the Securities and the application of the proceeds therefrom as described in the Disclosure Package and the Prospectus will be, an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended;

4.	The statements contained in the Disclosure Package and the Prospectus under the caption “Description of the Notes” insofar as they purport to summarize certain provisions of the Indenture and under the caption “Description of Other Indebtedness” insofar as it describes the documents referred to therein, are, in each case, accurate in all material respects;

5.	Each of the Company and the Covered Guarantors has all requisite entity power and authority to execute and deliver the Underwriting Agreement and the Indenture, to the extent a party thereto, to issue and sell the Securities and to enter into the transactions contemplated thereby;

6.	The Underwriting Agreement has been duly authorized, executed and delivered by the Company and each Covered Guarantor;

7.	The Indenture has been duly authorized, executed and delivered by the Company and each Covered Guarantor and, assuming the due authorization, execution and delivery thereof by the Trustee, is the legal, valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and similar laws affecting the rights and remedies of creditors generally from time to time in effect and by general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity; the Indenture has been qualified under the Trust Indenture Act of 1939, as amended;

8.	The Notes are in the form contemplated by the Indenture, have been duly authorized by the Company, and, when executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by you in accordance with the terms of the Underwriting Agreement, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and similar laws affecting the rights and remedies of creditors generally from time to time in effect and by general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity;

9.	The Guarantees of the Notes set forth in the Indenture have been duly authorized by each Covered Guarantor, and, when the Notes have been authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, the Guarantees of the Notes will be the legal, valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and similar laws affecting the rights and remedies of creditors generally from time to time in effect and by general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity;

10.	The Registration Statement has become effective under the Securities Act and is an “automatic shelf registration statement” as defined in Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the Closing Date. To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement is in effect and no proceedings for such purpose pursuant to Section 8A of the Securities Act have been instituted or are pending or are contemplated or threatened by the Commission and the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form. Any required filing of the Preliminary Prospectus and the Prospectus pursuant to Rule 424(b) of the Securities Act has been made in the manner and within the time period required by Rule 424(b) of the Securities Act. Any required filing of the Free Writing Prospectus mutually expressly agreed by the Company and you pursuant to Section 4 of the Underwriting Agreement to be used by the Company and of which such counsel has actual knowledge has been made in the manner and within the time period required by Rule 433 of the Securities Act.

11.	The Registration Statement and the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial or related statistical information or data included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement, and the Trustee’s Statement of Eligibility on Form T-1, as to which no opinion need be rendered) comply as to form in all material respects with the applicable requirements of the Securities Act.

12.	Each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the Exchange Act.

13.	The issue and sale of the Securities being delivered on the Closing Date by the Company and the Guarantors and the compliance by the Company and the Guarantors with all of the provisions of the Underwriting Agreement, the Securities and the Indenture binding on each of them, and the performance by the Company and the Guarantors of their obligations thereunder will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the terms of any contract identified on Exhibit X hereto to which the Company or any Guarantor is party, nor will such actions result in any violation of the provisions of the Articles of Incorporation or Bylaws of the Company or the organizational documents of any Covered Guarantor or any statute or any order, rule or regulation known to us of any court or governmental agency or body having jurisdiction over the Company or any of the Guarantors or any of their properties or assets; and, except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws or from FINRA in connection with the purchase and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing, registration or qualification with, any such court or governmental agency or body is required for the issue and sale of the Securities and the consummation by the Company and the Guarantors of the transactions contemplated by the Underwriting Agreement or the Indenture.

In addition, we have participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company and the Guarantors, general counsel of the Company, representatives of the Underwriters and counsel for the Underwriters, at which conferences the Disclosure Package and Prospectus were discussed. Except as set forth in paragraph (4) above, we have not verified, are not passing on and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Disclosure Package or Prospectus. Notwithstanding, no information has come to our attention that has caused us to believe that (i) either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (ii) the Prospectus, as of its date or at the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading, it being understood that we express no belief or opinion with respect to the financial statements and schedules (including the notes thereto and auditors’ report thereon) and other financial data included in the Disclosure Package or Prospectus or any amendments or supplements thereto (including financial data relating to the borrowings outstanding under the Credit Agreement, the interest rates applicable thereto and the other financial information set forth therein).

Exhibit B

Form of Opinion of General Counsel to the Company and the Guarantors

1. The Company and each of the Guarantors are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (except where the failure to be so qualified and in good standing would not have a Material Adverse Effect) and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged and as described in the Disclosure Package and the Prospectus.

2. All the outstanding shares of capital stock, partnership interests or member interests of each of the Guarantors have been duly and validly authorized and issued and are fully paid and non-assessable, and all outstanding shares of capital stock, partnership interests and member interests of such Guarantor are owned by the Company either directly or through a wholly-owned subsidiary, free and clear of all perfected security interests or any other security interests, claims, liens or encumbrances other than the liens granted to BNP Paribas, as administrative agent under the Credit Agreement.

3. Other than as set forth in the Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Guarantors is a party or of which any property or assets of the Company or any of the Guarantors is the subject of a character required to be disclosed in a registration statement on Form S-3 which is not adequately disclosed in the Disclosure Package and the Prospectus, except in each case for such proceedings that, if the subject of an unfavorable decision, ruling or finding would not singly or in the aggregate, have a Material Adverse Effect; and, to my knowledge, no such proceedings are overtly threatened (in writing) by governmental authorities or overtly threatened (in writing) by others.

Exhibit C

Form of Opinion of Counsel for a Certain Guarantor

1. The Company is a corporation duly organized, validly existing and in good standing under the Alaska Corporations Code, AS 10.06.005-.995. The Company has the corporate power to execute and deliver the Transaction Documents and to perform its obligations under the Transaction Documents, all corporate power required to authorize the execution, delivery and performance thereof has been taken by the Company, and each Transaction Document has been duly executed and delivered by the Company.

2. Neither the execution and delivery of the Transaction Documents by Company, nor the compliance with the provisions of any Transaction Document by the Company conflicts with or violates the articles of incorporation or bylaws of the Company.

3. Neither the execution and delivery of the of the Transaction Documents by the Company, or the compliance with the provisions of any Transaction Document by the Company, violates any applicable law of the State of Alaska or local law or regulation to which the Company is subject or to our knowledge contravenes any judgment, order or decree of any governmental body or court having jurisdiction over the Company.

4. No consent, approval, authorization or other action by any governmental authority of the State of Alaska is required by the Company to execute and deliver the Transaction Documents or to perform its obligations under the Transaction Documents other than those consents, approvals, authorizations and actions as to which the requisite consents, approvals or authorizations have been obtained and the requisite actions have been taken.

5. No stamp tax, registration, document or similar tax, levy, assessment, or fee is payable under the laws of Alaska in respect of the execution or delivery of the Transaction Documents by the Company or performance by the Company of its obligations under the Transaction Documents.

Exhibit D

Form of Tax Opinion of Counsel for the Company and the Guarantors

1. Commencing with GEO’s taxable year ended on December 31, 2013, GEO has been organized and operated in conformity with the requirements for qualification as a REIT under the Code, and its actual method of operation through the date of this letter has enabled, and its proposed method of operation will continue to enable, it to meet the requirements for qualification and taxation as a REIT under the Code thereafter.

2. Although the discussion set forth in the Prospectus under the heading “Certain United States Federal Income Tax Considerations” does not purport to discuss all possible United States federal income tax consequences of the ownership and disposition of the Notes, such discussion, though general in nature, constitutes, in all material respects, a fair and accurate summary under current law of the material United States federal income tax consequences of the ownership and disposition of the Notes, subject to the qualifications set forth therein and herein.